                          SCHEDULE  14-A  INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.     )
                                           -----

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive  Additional  Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           Bayonne Bancshares, Inc.
           ----------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

               Christina M. Gattuso, Muldoon, Murphy & Faucette
        --------------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1)    Title of each class of securities to which transaction applies:
            ...................................................................
      2)    Aggregate number of securities to which transaction applies:
            ...................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ...................................................................
      4) Proposed maximum aggregate value of transaction:
            ...................................................................

      5) Total fee paid:

            ...................................................................

[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            .................................
      2)    Form, Schedule or Registration Statement No.:
            .................................
      3)    Filing Party:
            .................................
      4)    Date Filed:
            .................................

                           BAYONNE BANCSHARES, INC.
                                 568 BROADWAY
                           BAYONNE, NEW JERSEY 07002
                                (201) 437-1000




                                          February 24, 1998



Fellow Shareholders:

      You are cordially invited to attend the Special Meeting of Shareholders (the "Special Meeting") of Bayonne Bancshares, Inc. (the "Company"), the holding company for First Savings Bank of New Jersey, SLA (the "Bank"), in order to consider the approval of the Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan ("Incentive Plan") and such other matters as may properly come before the Special Meeting, which will be held on Friday, March 27, 1998, at 3:30 p.m., Eastern Time, at Chandelier Restaurant, 1081 Broadway, Bayonne, New Jersey.

      The attached Notice of the Special Meeting and the Proxy Statement describes the Incentive Plan. Directors and officers of the Company will be present at the Special Meeting to respond to any questions that our shareholders may have regarding the Incentive Plan.

      The Board of Directors of Bayonne Bancshares, Inc. has determined that approval of the Incentive Plan at the Special Meeting is in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE INCENTIVE PLAN.

      PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

      On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.


                                          Sincerely yours,



                                          /s/ Michael Nilan
                                          --------------------------------
                                          Michael Nilan
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           BAYONNE BANCSHARES, INC.
                                 568 BROADWAY
                           BAYONNE, NEW JERSEY 07002
                      ----------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 27, 1998
                      ----------------------------------



      NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the "Special Meeting") of Bayonne Bancshares, Inc. (the "Company"), the holding company for First Savings Bank of New Jersey, SLA (the "Bank") will be held on March 27, 1998 at 3:30 p.m., Eastern Time, at Chandelier Restaurant, 1081 Broadway, Bayonne, New Jersey.

      The purpose of the Special Meeting is to consider and vote upon the following matters:

      1. The approval of the Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan; and
      2. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

      The Board of Directors has established February 17, 1998, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Special Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Special Meeting will be available at Bayonne Bancshares, Inc., 568 Broadway, Bayonne, New Jersey 07002, for a period of ten days prior to the Special Meeting and will also be available at the Special Meeting itself.


                                    By Order of the Board of Directors



                                    /s/ Thomas M. Coughlin
                                    ----------------------------
                                    Thomas M. Coughlin
                                    CORPORATE SECRETARY

Bayonne, New Jersey
February 24, 1998

                           BAYONNE BANCSHARES, INC.
                            -----------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                                MARCH 27, 1998
                            -----------------------

SOLICITATION AND VOTING OF PROXIES

      This Proxy Statement is being furnished to shareholders of Bayonne Bancshares, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the special meeting of shareholders, to be held on Friday, March 27, 1998 (the "Special Meeting"), and at any adjournments thereof. This Proxy Statement is first being mailed to record holders on or about February 24, 1998.

      Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Special Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE APPROVAL OF THE BAYONNE BANCSHARES, INC. 1998 STOCK-BASED INCENTIVE PLAN (THE "INCENTIVE PLAN").

      Other than the matters listed on the attached Notice of Special Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE SPECIAL MEETING.

      A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Special Meeting.

      The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Special Meeting and will be paid a fee of $4,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, First Savings Bank of New Jersey, SLA (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

      The securities that may be voted at the Special Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Special Meeting, except as described below.

      The close of business on February 17, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 9,088,581 shares.

      As provided in the Company's Certificate of Incorporation, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Special Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the approval of the Incentive Plan (the "Proposal"), the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to (i) vote "FOR" the Proposal, (ii) vote "AGAINST" the Proposal, or (iii) "ABSTAIN" from voting on such item. Under Delaware law and the Company's Bylaws, the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Special Meeting at which a quorum is present and entitled to vote on the Proposal is required to constitute shareholder approval of the Proposal. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to the Proposal will be counted as present and entitled to vote and have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, shares underlying broker non- votes or in excess of the Limit will not be counted as present and entitled to vote or as votes cast on the Proposal and have no effect on the vote on the Proposal. For further information on the vote required to implement the Proposal during the first year following the conversion from the mutual holding company form of organization to the stock form, which was completed on August 22, 1997 (the "Conversion" or "Conversion and Reorganization"), see the discussion under the Proposal herein.

      Proxies solicited hereby will be returned to the Company's transfer agent, ChaseMellon Shareholder Services ("ChaseMellon"). The Board of Directors has designated ChaseMellon to act as inspectors of election and tabulate the votes at the Special Meeting. ChaseMellon is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Special Meeting, the proxies will be returned to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.



                                                                 AMOUNT AND
                                                                 NATURE OF      PERCENT
                                                                 BENEFICIAL       OF
TITLE OF CLASS        NAME AND ADDRESS OF BENEFICIAL OWNER       OWNERSHIP       CLASS
--------------        ------------------------------------       ----------     -------

Common Stock........  First Savings Bank of New Jersey, SLA      708,179 (1)     7.8%
                      Employee Stock Ownership Plan ("ESOP")
                      568 Broadway
                      Bayonne, New Jersey 07002

Common Stock........  Jeffrey S. Halis                            93,856 (2)     1.0%(3)
                      500 Park Avenue
                      Fifth Floor
                      New York, New York  10022

Common Stock........  Michael Lowenstein                         431,151 (4)     4.7%(5)
                      500 Park Avenue
                      Fifth Floor
                      New York, New York  10022

Common Stock........  Franklin Resources, Inc.                    618,505 (6)    6.8%
                      777 Mariners Island Blvd.
                      San Mateo, California  94404

-----------------------
(1)   Shares  of Common  Stock  were acquired by the ESOP in the Conversion  and
      Reorganization.  The ESOP Committee  administers the ESOP.  First Security
      Trust  Company  has been  appointed  as the  trustee  for the ESOP  ("ESOP
      Trustee").  The ESOP Trustee, subject to its fiduciary duty, must vote all allocated  shares held in the ESOP in accordance with the  instructions of the ESOP  participants.  At February  17,  1998,  191,186  shares had been allocated  under the ESOP and  516,993  shares  remain  unallocated.  Each participant,  however, will be deemed to have one share of Common Stock in the ESOP  allocated  to such  participant's  account  for the  purpose  of providing  voting  instructions  to the  ESOP  Trustee.  Under  the  ESOP, unallocated  shares and allocated  shares as to which voting  instructions are not given by  participants  are to be voted by the ESOP  Trustee  in a manner  calculated to most accurately  reflect the  instructions  received from participants regarding the allocated stock so long as such vote is in accordance with the fiduciary provisions of the Employee Retirement Income
      Security Act of 1974, as amended ("ERISA").
(2)   Based  on information disclosed in  a Schedule 13D  filed with  the SEC on
      September 2, 1997.
(3)   The  431,151  shares  reported  in  a  Schedule  13D  filed   by   Michael
      Lowenstein on September 5, 1997 include shares owned by Tyndall  Partners,
      L.P., Madison Avenue Partners, L.P., Tyndall Institutional Partners, L.P.,
      and Halo  International,  Ltd.  (collectively,  the  "investment  group").
      According  to the  Schedule  13D  filed  on  September  5,  1997,  Michael
      Lowenstein  possesses  the sole  power to vote and  dispose  of the common stock held by the investment group. However, Jeffrey S. Halis is a general partner of Halo Capital Partners,  L.P., which is the sole general partner of each  member of the  investment  group,  and also serves as a member of
      Jemi Management,  L.L.C.,  which serves as the investment manager for Halo
      International, Ltd.
(4)   Based on  information  disclosed in a  Schedule 13D  filed with the SEC on
      September 5, 1997.
(5)   Mr.  Lowenstein  disclaims  any   interest  in  the  93,856  shares  owned
      individually by Mr. Halis.
(6)   Based on  information disclosed  in  a Schedule 13G  filed with the SEC on
      January 28, 1998.


SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth information as of the Record Date as to shares of Common Stock beneficially owned by directors and executive officers individually (as defined below) and by all executive officers and directors as a group. Ownership information is based upon information furnished by the respective individuals.

                                                                 SHARES OF
                                                                COMMON STOCK     PERCENT
                                                                BENEFICIALLY       OF
NAME                                  TITLE(1)                    OWNED(2)       CLASS(5)
----                                  --------                  ------------     --------

DIRECTORS
Patrick F.X. Nilan..................  Chairman of the Board        275,295 (3)     3.0%
Patrick D. Conaghan.................  Director                      96,281         1.1
Sam P. Lamparello...................  Director                      91,472 (3)       *
James F. Sisk.......................  Director                      60,862           *
Frederick G. Whelply................  Director                      79,590 (3)       *
Joseph L. Wisniewski................  Director                      82,088           *
Michael Nilan.......................  President, Chief Executive
                                      Officer and Director          28,251 (4)       *
EXECUTIVE OFFICERS
Eugene V. Malinowski, C.P.A.........  Vice President and Chief
                                      Financial Officer             18,783           *
James E. Collins....................  Vice President/Loan Officer   25,174 (4)       *
Donald Mindiak......................  Controller                    17,843 (4)       *
Thomas M. Coughlin, C.P.A...........  Corporate Secretary/Treasurer  7,667 (4)       *

All directors and executive
  officers as a group
  (11 persons)......................                               783,306         8.6

---------------------------
*   Does not exceed 1.0% of the Company's voting securities.
(1) Titles are for both the Company and the Bank unless otherwise indicated.
(2) Each  person effectively  exercises  sole (or  shares  with  spouse or other immediate family member) voting and dispositive power as to shares reported.
(3) Includes  37,184,  3,983 and 66 options held by Messrs.  Patrick F.X. Nilan,
    Lamparello and Whelply, respectively, that are currently exercisable or will become exercisable in 60 days.
(4) Includes  4,046,  4,046,  4,046  and  3,304 options  held by Messrs. Michael
    Nilan,  Collins,  Mindiak  and  Coughlin,  respectively,  that are currently exercisable or  will become exercisable  in 60 days.
(5) As of  the  Record  Date,  there  were  9,088,581  shares  of  Common  Stock outstanding.  The  percentages  were calculated  using the  number of shares outstanding  plus  56,675 options  that are  currently exercisable  or  will become  exercisable in 60 days.


INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      Upon obtaining stockholder approval, non-employee directors and selected officers and employees of the Bank and the Company will be eligible to receive stock options and awards in the form of shares of Common Stock under the Incentive Plan. As of the date of this Proxy Statement, no determination has been made regarding the granting of stock options and awards under the Incentive Plan.

DIRECTORS' COMPENSATION

      DIRECTORS' FEES. In connection with the Conversion and Reorganization, and as a result of the transition to operating as a publicly owned company, the Board of Directors determined to restructure the compensation of directors to emphasize stock-based incentives and reduce the reliance on cash-based compensation. Accordingly, during 1997, the Board of Directors reduced the quarterly retainer for non-employee directors by 50% and the fees paid to non-employee directors for each meeting attended by 33 1/3%. Non-employee directors presently receive $500 for each Board of Directors meeting attended, plus a $3,000 retainer each quarter. The Chairman of the Board receives $665 for each Board of Directors meeting attended, plus a quarterly retainer of $3,750. Non-employee directors serving on the Asset/Liability Committee and the Audit Committee are paid $250 for each meeting attended, and non-employee directors serving on the Security and Investment Committee are paid $500 monthly. During the year ended March 31, 1997, each director received additional compensation of $22,500.

      In 1987 the Bank, prior to its reorganization into the mutual holding company form of organization, entered into annuity compensation agreements with each of the Bank's current directors. The Bank paid all of its obligations under the agreements in 1987, and therefore, the agreements do not represent a current expense for the Bank. Pursuant to the agreements, the Bank currently pays each outside director an annual benefit of $16,000. The payments will continue to be made over the lifetime of each outside director with no fewer than 120 monthly payments, which commenced in 1992, to be made to each director or his beneficiary, and are in addition to other fees received by directors. These agreements are fully funded by Presidential Life Insurance Company and the Bank is a mere conduit for payments to each outside director.

      CONSULTING AGREEMENT. The Company and Patrick F.X. Nilan entered into a three year consulting agreement subsequent to Mr. Nilan's retirement as President and Chief Executive Officer of the Bank. Pursuant to the agreement, Mr. Nilan will provide advice with respect to all areas in which the Company or the Bank does business and in which Mr. Nilan has special knowledge, skill and expertise, utilize his business and industry contacts to assist with the implementation of the Bank's business plan, represent the Company and the Bank at civic and community functions, and advise the Company and the Bank on strategic planning matters, government affairs, industry trends and economic factors affecting the Bank's business and future prospects. Mr. Nilan will be paid a fee of $100,000 annually for his services.

      INCENTIVE PLAN. The Company is presenting to shareholders for approval the Incentive Plan, under which all directors of the Company and the Bank are eligible to receive awards. See the Proposal for a summary of the material terms of the Incentive Plan.

      EXECUTIVE COMPENSATION. The following table shows, for the year ended March 31, 1997, the cash compensation paid, as well as certain other compensation paid or accrued for that year to the Chief Executive Officer of the Bank and one other executive officer of the Bank who earned and/or received salary and bonus in excess of $100,000 in fiscal year 1997 ("Named Executive Officers"). No other executive officer of the Bank earned and/or received salary and bonus in excess of $100,000 in fiscal year 1997. The executive officers, directors, or other personnel of the Company did not receive remuneration from the Company during fiscal year 1997.



                                                                                 LONG-TERM COMPENSATION
                                                                           ---------------------------------
                                             ANNUAL COMPENSATION(1)                AWARDS            PAYOUTS
                                      ------------------------------------ ------------------------  -------
                                                                 OTHER     RESTRICTED   SECURITIES
                                                                 ANNUAL      STOCK      UNDERLYING    LTIP     ALL OTHER
NAME AND                      FISCAL     SALARY      BONUS    COMPENSATION   AWARDS    OPTIONS/SARs  PAYOUTS  COMPENSATION
PRINCIPAL POSITIONS            YEAR      ($)(1)       ($)         ($)        ($)(2)       (#)(3)       ($)       ($)(4)
-------------------            ----      ------     ------    ------------   ------      -------     -------  ------------

Michael Nilan(5).............  1997     $ 99,000     $ 5,000      --            --           --        --       $36,354
President and Chief
Executive Officer

Patrick F.X. Nilan(6)........  1997     $470,000     $37,500      --            --           --        --       $82,008
Chairman, President and        1996      432,597      75,000      --          176,540      33,950      --        38,203
Chief Executive Officer        1995      341,667      75,000      --            --           --        --        16,000
of the Bank

---------------------
(1) Includes  compensation deferred  at  the election of the officer pursuant to the Bank's Financial Institution's Thrift Plan (the "401(k) Plan").
(2) Represents awards of the Bank's Common Stock granted pursuant to the Bayonne
    Bankshares,   M.H.C.  and  First  Savings  Bank  of  New  Jersey,  SLA  1995
    Recognition  and Retention Plan (the "1995  Recognition  Plan").  The awards were granted on July 28, 1995, and had a fair market value of $13.00,  based upon the  closing  price per  share on the date of grant.  The value of such shares was  determined by  multiplying  the number of shares  awarded by the fair  market  value of the shares on the date of award.  Such awards vest in equal  installments  at a rate of 20% per year  beginning one year following the date of grant, unless otherwise  determined by the Board. Awards will be
    100% vested upon  termination  of  employment  due to death,  disability  or following a change in control.  Pursuant to these Plans, Messrs. Michael and
    Patrick  F.X.  Nilan  were  awarded  2,852  and  13,580  restricted  shares, respectively,  80% of which were unvested as of March 31, 1997. At March 31,
    1997,  based upon the closing price of the Bank's Common Stock of $24.25 per share, such awards had market values of $69,161 and $329,315,  respectively.
    Upon consummation of the Conversion and  Reorganization,  each share of Bank
    Common Stock held by Messrs.  Michael and Patrick F.X.  Nilan was  exchanged for 2.933 shares of the Company Common Stock.  Awards that remained unvested at the time of the  Conversion and  Reorganization  will continue to vest in accordance with the terms of the 1995  Recognition  Plan and will be paid in the form of Company Common Stock.
(3) Includes  options awarded  pursuant to the Bayonne  Bankshares,  M.H.C.  and
    First  Savings  Bank of New  Jersey,  SLA 1995 Stock  Option Plan (the "1995
    Stock Option  Plan").  The options  vest in five equal  annual  installments commencing  on August 9, 1996,  and the  exercise  price of such  options is
    $13.00. Upon consummation of the Conversion and Reorganization,  the Company
    adopted the 1995 Stock Option Plan and will issue  shares of Company  Common
    Stock in lieu of Bank Common Stock in accordance  with the terms of the 1995
    Stock Option Plan. The adjusted exercise price of the options is $4.43.
(4) Includes  amounts  received  by Patrick  F.X.  Nilan  pursuant to the Bank's annuity compensation agreements.  Includes the value of shares awarded under the Bank's ESOP as of March 31, 1997. Does not include  amounts  contributed by the Bank pursuant to the Bank's noncontributory defined benefit plan (the
    "Retirement   Plan"),  the  Bank's   nonqualified   supplemental   executive
    retirement income-deferred compensation agreements ("Executive Agreements"), automobile  insurance  on personal  vehicles  used in lieu of Bank  supplied automobiles, nor reimbursement of mileage while on company business.
(5) Michael Nilan was appointed  President  and Chief  Executive  Officer of the
    Company on  February 6, 1997.  During the fiscal year ended March 31,  1997,
    Michael Nilan did not receive remuneration from the Company, but did receive remuneration in his capacity as an officer of the Bank.
(6) Patrick  F.X.  Nilan  retired  from the  positions  of  President  and Chief
    Executive Officer of the Bank effective June 30, 1997. He continues to serve as  Chairman of the Board of the  Company  and the Bank.  Effective  July 1,
    1997,  Michael Nilan was appointed  President and Chief Executive Officer of the Bank.


EMPLOYMENT AGREEMENTS

      Subsequent to the Conversion and Reorganization, the Bank entered into an employment agreement (the "Employment Agreement") with Mr. Michael Nilan (the "Executive"). The Employment Agreement is intended to ensure that the Bank will be able to maintain a stable and competent management base after the Conversion. The continued success of the Bank depends to a significant degree on the skills and competence of Mr. Michael Nilan.

      The Employment Agreement provides for a one-year term for the Executive. The Employment Agreement provides that the Board of Directors of the Bank will review the agreement and the Executive's performance at the end of the term for purposes of determining whether to extend the agreements with the Bank for an additional term. The base salary for the Executive under the Employment Agreement is $150,000. In addition to the base salary, the Employment Agreement provides for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The Employment Agreement provides for termination by the Bank for cause, as defined in the agreement, at any time. In the event the Bank chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank; or (v) a breach of the agreement by the Bank, the Executive or, in the event of death, his beneficiary, is entitled to receive the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank will also continue and pay for the Executive's life, health and disability coverage for the remaining term of the Employment Agreement.

      The Employment Agreement also provides for severance payments in the event of a change in control. If voluntary or involuntary termination follows a "change in control" of the Bank or the Company, as defined in the Employment Agreement, the Executive or, in the event of death, his beneficiary, will be entitled to a payment equal to the greater of: (1) the payments due for the remaining term of the agreement; or (2) a severance payment equal to three times the average of the five preceding taxable years' compensation. The Bank would also continue the Executive's life, health, and disability coverage for 36 months.

      Payments to the Executive under the Bank's Employment Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreement will be paid by the Bank if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreement also provides that the Bank indemnify the Executive to the fullest extent allowable under federal law. In the event of a change in control of the Bank or Company, the total amount of payments that would be due under the Employment Agreement, based solely on cash compensation paid to Mr. Michael Nilan over the past three fiscal years and excluding any benefits under any employee benefit plan that may be payable, would be approximately $237,000.

CHANGE IN CONTROL AGREEMENTS

      In January 1995, the Bank entered into Severance Agreements (the "Severance Agreements") with Messrs. Michael Nilan, Collins, Mindiak and Coughlin, which provide such officers with certain benefits in the event of a change in control of the Bank or the Company. Subsequent to the Conversion and Reorganization, the Bank replaced the existing Severance Agreements with new Change in Control Agreements for Messrs. Collins, Mindiak and Coughlin and the Bank and the Company entered into a Change in Control Agreement with Mr. Malinowski and Ms. Fern Solomos-Joskowski, Assistant Vice President of the Bank (collectively, the "CIC Agreements"). Such agreements have terms of three years. The Company, the Bank and Mr. Nilan terminated Mr. Nilan's existing Severance Agreement upon the execution of his Employment Agreement. The CIC Agreements provide that commencing on the first anniversary date and continuing on each anniversary thereafter, the Bank's CIC Agreements may be renewed by the Board of Directors for an additional year while the term of the Company's CIC Agreements are extended on a daily basis unless written notice of non-renewal is given by the Board of Directors of the Company.

The CIC Agreements with the Company also provide that in the event voluntary or involuntary termination follows a change in control of the Bank or the Company, the officer is entitled to receive a severance payment equal to three times the officer's average annual compensation for the five years preceding termination, depending on the term of the officers' CIC Agreement. The Bank's CIC Agreements have a similar change in control provision; however, the officer would only be entitled to receive a severance payment under one agreement. The Company and the Bank will also continue, and pay for, the officer's life, health and disability coverage for 36 months following termination. Payments to the officer under the Bank's CIC Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. In the event of a change in control of the Bank or Company, the total payments that would be due under the CIC Agreements, based solely on the cash compensation paid to the officers covered by the CIC Agreements over the past three fiscal years and excluding any benefits under any employee benefit plan that may be payable, would be approximately $1.2 million.

BENEFIT PLANS

      FINANCIAL INSTITUTIONS THRIFT PLAN. The Bank maintains the Financial Institutions Thrift Plan, which is a qualified tax-exempt profit sharing plan with a cash-or-deferred feature under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") (the 401(k) Plan). All employees who have completed six months of service with the Bank during which they had at least 500 hours of service may participate in the Plan. A participant may, with certain limitations, elect to contribute to the 401(k) Plan, in the form of deferrals of between 1% and 15% of the total compensation that would otherwise be payable to the employee, not to exceed $10,000 per year (adjusted for cost of living). Employee contributions are fully-vested and nonforfeitable at all times. The 401(k) Plan permits contribution by the Bank, although the Bank has not made contributions in the past.

      FIRST SAVINGS BANK OF NEW JERSEY PENSION PLAN. The Bank maintains a Retirement Plan. All employees age 21 or older who have worked at the Bank for a period of six months are eligible to accrue benefits under the Retirement Plan. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Retirement Plan operates on a plan year beginning December 15 each year.

      At the normal retirement age of 65 (or the fifth anniversary of plan participation, if later), the plan is designed to provide a life annuity guaranteed for 10 years. The retirement benefit provided is an amount equal to 2% of a participant's average monthly salary, multiplied by the total number of years of service from the date of employment to normal retirement date. This amount is reduced by approximately .63% of average monthly salary up to the covered compensation wage base (as defined in the Retirement Plan) multiplied by the total number of years of service (up to a maximum of 35 years).
Notwithstanding the above formula, the Retirement Plan will pay a minimum monthly benefit equal to 2% of monthly salary, times years of service up to ten years of service. Retirement benefits are also payable upon retirement due to early and late retirement, disability or death. A reduced benefit is payable upon early retirement at or after age 55 and the completion of ten years of service with the Bank. Upon termination of employment other than as specified above, a participant is eligible to receive his vested accrued benefit as a retirement annuity commencing on such participant's normal date. Benefits are payable in various annuity forms with the normal form being an annuity for the participant's life, with a minimum guarantee of payments for five years. For the plan year ended December 14, 1997, the Bank made a contribution to the Retirement Plan of $305,000.

      The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 1997, expressed in the form of a life annuity with a five year guaranteed payment for the final average salary and benefit service classification specified below. Benefits payable under the Retirement Plan are not subject to a deduction for Social Security or other amounts.


                                   YEARS OF BENEFIT SERVICE
               ------------------------------------------------------------------------
HIGH 5 YEAR
FINAL AVERAGE
EARNINGS(1)        5        10       15       20       25       30       35       40
-------------  --------  -------  -------  -------  -------  -------  -------  --------

$ 20,000        $ 2,000  $ 4,000  $ 4,125  $ 5,500  $ 6,875  $ 8,250  $ 9,625  $ 11,625
$ 40,000           4000     8000     9188    12250    15313    18375    21438     25438
$ 60,000           6000    12000    15188    20250    25313    30375    35438     41438
$ 80,000           8000    16000    21188    28250    35313    42375    49438     57438
$100,000          10000    20000    27188    36250    45313    54375    63438     73438
$150,000          15000    30000    42188    56250    70313    84375    98438    113438
$152,000(2)       15200    30400    42788    57050    71313    85575    99838    115038
$152,000(2)       15200    30400    42788    57050    71313    85575    99838    115038

(1)  High   five-year   average   monthly   earnings  means  the  average  of  a participant's
     monthly earnings in the five consecutive  years yielding the  highest  such average while a  participant in the  Retirement  Plan.  For  participants with less than  five years of service,  it  is  the average  of  monthly  earnings  for all  complete calendar years of participation.
(2)  Limited due to maximum earnings limits under Section 401(a)(17) of the Code.


      As of December 14, 1997, officers Michael Nilan and Patrick F.X. Nilan had 11 and 37 years of credit service, respectively, and accrued benefits under the Retirement Plan equal to annual retirement benefits of $16,061 and $149,436, respectively. Mr. Patrick F.X. Nilan retired from the Bank on June 30, 1997 and received a lump sum benefit payment of $1.6 million under the Retirement Plan.

      SUPPLEMENTAL EXECUTIVE RETIREMENT INCOME-DEFERRED COMPENSATION AGREEMENTS. The Bank has previously maintained supplemental executive retirement agreements for certain executives of the Bank and their beneficiaries whose benefits from the tax-qualified defined benefit plan maintained by the Bank were reduced by reason of (i) the annual limitation on benefits and contributions imposed by
Section 415 of the Code and (ii) the limitation imposed by Section 401(a)(17) of the Code with respect to compensation that can be taken into consideration in the determination of benefits. At March 31, 1997, the Bank provided an additional $1.8 million in employee benefit expense to provide for one-time payments to two retired participants in the supplemental executive retirement agreements. The lump sum payments represented the present value of the executives' accrued annual benefits under the supplemental executive retirement agreements based on a current actuarial valuation. The Bank determined that paying the participants in a lump sum would benefit the Bank over time by saving the annual accruals that would otherwise be required to fund the supplemental executive retirement agreements. The Bank has discontinued this plan, but may reinstate it in the future as employees become eligible.

      ADOPTION OF EXISTING BANK PLANS BY COMPANY. The Company adopted the Bank's existing 1995 Stock Option Plan and 1995 Recognition Plan (collectively the
"Plans") as plans of the Company upon consummation of the Conversion and Reorganization and issued Common Stock in lieu of Bank Common Stock to the Plans pursuant to their terms. As of the effective date of the Conversion and Reorganization, rights outstanding under the Plans were assumed by the Company and constitute rights only for shares of Company Common Stock, with each such right being for a number of shares of Common Stock equal to the number of shares of Bank Common Stock that were available thereunder immediately prior to such effective date multiplied by the exchange ratio of 2.933 (the "Exchange Ratio"). The price of each right has been adjusted to reflect the Exchange Ratio so that the aggregate purchase price of the right is unaffected, but there is no change in the other terms and conditions of the rights. The Company has amended the

Plans to reflect that it has adopted the Plans and that there will be no adverse effect upon the rights outstanding thereunder.

      1995 STOCK OPTION PLAN. During the fiscal year ended March 31, 1996, the Bank adopted the 1995 Stock Option Plan, which was subsequently adopted by the Company. The 1995 Stock Option Plan authorizes the grant of stock options and limited rights equal to 10%, or 135,802 shares, of the Bank Common Stock that was sold in connection with the Bank's mutual holding company reorganization in January 1995 (the "1995 MHC Reorganization"). Of this amount, 27,160 options were awarded to non-employee directors, 85,556 options were awarded to employees and 23,086 options were reserved for future issuance as of March 31, 1997. Upon the Exchange, 312,038 options for Company Common Stock were outstanding, and 67,711 options were reserved for future issuance.

      Set  forth  below  is  certain   information   concerning   exercised  and
unexercisable options during the fiscal year ended March 31, 1997 for Named Executive Officers.


                                                  AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                                                        AND FISCAL YEAR-END OPTION VALUES


                                                             NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED IN-
                                                               OPTIONS AT FISCAL          THE-MONEY OPTIONS AT
                                SHARES                             YEAR-END(1)             FISCAL YEAR-END(2)
                               ACQUIRED                    -------------------------    ------------------------
                                 UPON         VALUE
NAME                           EXERCISE     REALIZED       EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                           --------     --------       -------------------------    -------------------------

Patrick F.X. Nilan...........     --           --                6,790/27,160               $76,388/$305,550

Michael Nilan................     --           --                 690/2,759                  $7,763/$31,039

-----------------------
(1)  Represents  the  number of options of Bank  Common  Stock held  as of March 31, 1997.  Upon the consummation of  the  Conversion and  Reorganization, each option to purchase  Bank Common Stock  was exchanged for 2.933 options of the  Company  Common Stock.
(2)  Equals the  difference between the  aggregate  exercise price of such options and the aggregate  fair market value  of the shares of Common Stock that would be received upon exercise, assuming  such exercise  occurred on  March 31, 1997, at which  date the last sale of the Bank Common Stock, as quoted on the Nasdaq  National
     Market, was at $24.25 per share.


      1995 RECOGNITION AND RETENTION PLAN. The Bank and its former mutual holding company implemented the 1995 Recognition Plan in 1995 as a means of providing officers and outside directors with a proprietary interest in the Bank in order to encourage such persons to remain with the Bank. In July 1995, the 1995 Recognition Plan acquired 54,321 shares of Bank Common Stock from authorized but unissued shares. Upon consummation of the Conversion and
Reorganization, the Company adopted the 1995 Recognition Plan, and all previously awarded, but unvested shares of Bank Common Stock, and any shares that had not yet been awarded were converted into 2.933 shares of Company Common Stock.

      A Committee of the Board of Directors of the Bank and the Company comprised of non-employee directors administers the Recognition Plan, and makes awards to executive officers pursuant to the Plan. Awards under the Recognition Plan become immediately vested in the event of death, disability, retirement or a change in control of the Bank or its successors; PROVIDED, HOWEVER, in the event of retirement, if the participant continues to perform services as a Director or consultant on behalf of the Bank, the Company, or an affiliate or, in the case of a retiring Director, as a consulting director, unvested awards continue to vest in accordance with their original vesting schedule until the recipient ceases to perform such services, at which time any unvested awards lapse.

      Officers, directors and employees of the Bank were awarded a total of 44,821 shares of Bank Common Stock during the fiscal year ended March 31, 1996, which were subsequently converted into 131,460 shares of Company Common Stock upon consummation of the Conversion and Reorganization. Of the total 131,460 shares of Bank

Common Stock acquired by the 1995 Recognition Plan, 69,269 shares of Company Common Stock are presently unearned.

      EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Bank established an ESOP and related trust for eligible employees in connection with the 1995 MHC Reorganization. Employees employed with the Bank as of January 1, 1995 and employees of the Company or the Bank employed after such date, who have been credited with at least 1,000 hours during a 12 month period and who have attained the age of 21 will become participants.

      In January 1995, the ESOP borrowed $1.1 million from an unaffiliated lender to purchase 108,641 shares of Bank Common Stock issued in the 1995 MHC Reorganization ("1995 ESOP Loan"). Upon consummation of the Conversion and Reorganization, the shares of Bank Common Stock held by the ESOP were converted into Company Common Stock based upon the Exchange Ratio.

      In connection with the establishment of the ESOP, a Committee of the Board of Directors was appointed to administer the ESOP (the "ESOP Committee"). An unrelated corporate trustee for the ESOP was appointed prior to the 1995 MHC Reorganization and continuing thereafter. The ESOP Committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares and allocated shares for which no instructions are given will be voted by the trustee in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock provided that such vote is in accordance with the provisions of ERISA.

      In August 1997, the ESOP purchased approximately 8% of the Company Common Stock issued in the Conversion and Reorganization. In order to fund this purchase, the ESOP borrowed approximately $3.9 million from the Company. The loan will be repaid principally from the Company's or the Bank's contribution's to the ESOP over a period of 15 years and the collateral for the loan is the Common Stock purchased by the ESOP. This loan is in addition to the 1995 ESOP Loan, which will continue to be repaid over its original term of five years. Subject to receipt of any necessary regulatory approvals or opinions, the Bank may make contributions to the ESOP for repayment of the loan, as the participants are all employees of the Bank, or to reimburse the Company for contributions it makes. Although contributions to the ESOP are discretionary, the Company or the Bank intend to make annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt. The interest rate for the loan is the prime rate published in the Wall Street Journal on August 21, 1997.

      Shares purchased by the ESOP will initially be pledged as collateral for the loan, and will be held in a suspense account until released for allocation among participants as the loan is repaid. The pledged shares will be released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares will be allocated among the accounts of participants on the basis of the participant's compensation for the year of allocation. Participants will vest in their ESOP account after five years of credited service. Participants vest completely if their service was terminated due to death, early retirement, permanent disability or a change in control. Forfeitures will be reallocated among remaining participating employees, in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability or separation from service. The contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

      All loans made by the Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank may, in the future, determine to offer loans to executive officers and directors on terms not available to the public, but available to other employees, in accordance with recently modified federal regulations. Under the Bank's existing policy, any loan to an executive officer or director, must be approved, in advance, by a majority of the disinterested members of the Board of Directors.

                         PROPOSAL 1:  APPROVAL OF THE
                           BAYONNE BANCSHARES, INC.
                        1998 STOCK-BASED INCENTIVE PLAN

      The Board of Directors of the Company is presenting for stockholder approval the Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan ("Incentive Plan"), in the form attached hereto as Appendix A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors ("Outside Directors") with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan which is qualified in its entirety by the complete provisions of the Incentive Plan attached as Appendix A.

GENERAL

      The Incentive Plan authorizes the granting of options to purchase Common Stock, option-related awards and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for Awards under the Incentive Plan is 681,687 shares, provided such number is not in excess of 7.53% of the outstanding shares of the Common Stock as of the effective date of the Incentive Plan. The maximum number of shares reserved for purchase pursuant to the exercise of options and option-related Awards which may be granted under the Incentive Plan is 486,919 shares, provided such number is not in excess of 5.38% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. The maximum number of the shares reserved for the award of shares of Common Stock ("Stock Awards") is 194,768 shares, provided such number is not in excess of 2.15% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. All officers, other employees, Outside Directors, and consultants and advisers of the Company and its affiliates are eligible to receive Awards under the Incentive Plan. The Incentive Plan will be administered by a committee of non-employee directors of the Company (the "Committee"). Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. If authorized but unissued shares are utilized to fund the grant of stock awards or the exercise of options granted under the Incentive Plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing shareholders.

AWARDS

      TYPES OF AWARDS. The Incentive Plan authorizes the grant of Awards to officers, employees and Outside Directors in the form of: (i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under Section 422 of the Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options"; (ii) options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-statutory Stock Options"; (iii) limited rights that are exercisable only upon a change in control of the Company (as defined in the Incentive Plan) ("Limited Rights"); and (iv) Stock Awards, which provide a grant of Common Stock that vests over time (a portion of such vesting would be contingent upon the attainment of stated performance goals for all officers, employees and Outside Directors who receive such Stock Awards).

      OPTIONS. The Incentive Plan provides for the granting of options to purchase Common Stock of the Company ("Options") to employees, officers and Outside Directors for up to 486,919 shares. Pursuant to the Incentive Plan, the Committee has the authority to determine the date, or dates, on which Options shall become exercisable and any other conditions which must be met prior to becoming exercisable. The exercise price of an Option may be paid in cash or in Common Stock at the discretion of the Committee. See "Method of Exercise of Options."

      All options granted to employees will be qualified as Incentive Stock Options to the extent permitted under Section 422 of the Code. Incentive Stock Options, at the discretion of the Committee with the concurrence of the holder, may be converted into Non-Statutory Stock Options. The exercise price of all Incentive Stock Options must be 100% of the fair market value of the underlying Common Stock at the time of grant, except as provided below.

In order to qualify as Incentive Stock Options under Section 422 of the Code, the option must be granted to an employee, the exercise price must not be less than 100% of the fair market value on the date of grant, the term of the option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable or vest in any fiscal year. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

      Each Outside Director of the Company or its affiliates will be eligible to receive Non-Statutory Stock Options to purchase shares of Common Stock. Additionally, officers and employees are eligible to receive Non-Statutory Stock Options under the Plan to the extent they are ineligible to receive Incentive Stock Options. The exercise price of each Non-Statutory Stock Options shall be equal to the fair market value of the Common Stock on the date the option is granted.

      Options granted under the Incentive Plan may be exercised at such times as the Committee determines, but in no event shall an Option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner). Unless otherwise determined by the Committee, upon termination of an optionee's services for any reason other than death, disability, change in control, retirement or termination for cause, all then exercisable Options shall remain exercisable for a period of three (3) months following termination and all unexercisable Options shall be canceled. Unless otherwise determined by the Committee, in the event of the death or disability of the optionee, all unexercisable Options held by such optionee will become fully exercisable and remain exercisable for up to one (1) year thereafter. In the event of termination for cause, all exercisable and unexercisable options held by the optionee shall be canceled. In the event of the retirement of an optionee, all exercisable options shall remain exercisable for a period of one (1) year, and the Committee shall have the discretion to allow unexercisable options to continue to vest in accordance with their original terms, provided the optionee is immediately engaged as a consultant, advisor or advisory director of the Company or any of its affiliates. Any option originally designated as an Incentive Stock Option shall be treated as a Non-statutory Stock Option to the extent the optionee exercises such option more than three (3) months after retirement. In the event of the termination of an optionee due to a change in control of the Company or the Bank, the optionee may exercise only those options that were exercisable upon termination and only for a period of one (1) year with respect to Non-Statutory Stock Options and three (3) months with respect to Incentive Stock Options.

      LIMITED RIGHTS. The Incentive Plan also provides the Committee with the ability to grant a Limited Right concurrently with any Option. Limited Rights are related to specific Options granted and become exercisable only upon a change in control of the Bank or the Company. Upon exercise, the holder will be entitled to receive in lieu of purchasing the stock underlying the Option, a lump sum cash payment equal to the difference between the exercise price of the related Option and the fair market value of the shares of Common Stock subject to the Option on the date of exercise of the right less any applicable tax withholding.

      STOCK AWARDS. The Incentive Plan also authorizes the granting of Stock Awards to employees and Outside Directors, in an amount not to exceed 194,768 shares in the aggregate. The Committee has the authority to determine the dates on which Stock Awards granted will vest or any other conditions that must be satisfied prior to vesting.

      When stock awards are distributed in accordance with the Incentive Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Awards may direct the voting of shares of Common Stock granted to them and held in a trust established to hold shares of Common Stock which may be granted under the Incentive Plan. Shares of Common Stock held by the Incentive Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Awards.

      Unless otherwise determined by the Committee, upon termination of the services of a holder of a Stock Award for any reason other than death, disability, change in control, retirement or termination for cause, all such holder's rights in unvested Stock Awards shall be canceled. Unless otherwise determined by the Committee, in the event of the death or disability of the holder of the Stock Award, all unvested Stock Awards held by such individual will become fully vested. In the event of the termination of a holder of a Stock Award due to a change in control of the Company or the Bank, or termination for cause of a holder of a Stock Award, all unvested Stock Awards held by such individual shall be canceled. In the event of a Stock Award holder's retirement, the Committee shall have the discretion to determine that all unvested Stock Awards shall continue to vest in accordance with their original terms, provided the holder is engaged as a consultant, advisor or advisory director of the Company or any of its affiliates.

TAX TREATMENT

      OPTIONS. An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If certain holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at long-term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

      In the case of the exercise of a Non-Statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the stock option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will be treated as the exercise of a Non-Statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a Non-Statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

      LIMITED RIGHTS. In the case of Limited Rights, the holder would have to include the amount paid to him upon the exercise of the Limited Right in his gross income for federal income tax purposes in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid.

      STOCK AWARDS. When shares of Common Stock, as Stock Awards, are distributed, the recipient is deemed to receive ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

PERFORMANCE AWARDS

      GENERAL. The Incentive Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Award upon the achievement of performance targets or goals as set forth under the Incentive Plan. Any Award subject to such conditions or restrictions is considered to be a "Performance Award." Subject to the express provisions of the Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Performance Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee. The performance criteria upon which Performance Awards are granted, issued, retained and/or vested may be based on financial performance and/or personal performance evaluations, except that for any Performance Award that is intended by the Committee to satisfy the requirements for "performance-based compensation" under Code Section 162(m), the performance criteria shall be a measure based on one or more Qualifying Performance Criteria (as defined below). Notwithstanding satisfaction of any performance goals, the number of shares granted, issued, retainable and/or vested under a Performance Award may be adjusted by the Committee on the basis of such further considerations as the

Committee in its sole discretion shall determine. However, the Committee may not increase the amount earned upon satisfaction of any performance goal by any Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

      QUALIFYING PERFORMANCE CRITERIA AND SECTION 162(M) LIMITS. Subject to stockholder approval of the Plan, the performance criteria for any Performance Award that is intended to satisfy the requirements for "performance-based compensation" under the Code Section 162(m) shall be based upon any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as pre-established by the Committee under the terms of the Award; net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on equity; return on assets; assets; stock price; total shareholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth.

      The aggregate amount of Options granted under the Plan during any 60-month period to any one Participant may not exceed 25% of the total amount of options available to be granted under the Incentive Plan. The aggregate amount of shares of Common Stock issuable under a Stock Award granted under the Plan for any 60-month period to any one Participant may not exceed 25% of the total amount of Stock Awards available to be granted under the Incentive Plan.

PAYOUT OF AWARDS

      Payment due to a participant upon the exercise of an option or the redemption of a Stock Award shall be in the form of shares of Common Stock. Payment upon the exercise of a Limited Right shall be made in cash. Any shares of Common Stock tendered in payment of an obligation arising under the Incentive Plan or applied to tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or it may direct the market purchase of shares of Common Stock to satisfy its obligations under the Incentive Plan.

METHOD OF EXERCISE OF OPTIONS

      Subject to the terms of the Incentive Plan, the Committee has discretion to determine the form of payment for the exercise of an Option. The Committee may indicate acceptable forms in the Award Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee. The Committee may permit the following forms of payment for Options: (a) in cash or by certified or cashiers check, or (b) by tendering previously acquired shares of Common Stock. Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

AMENDMENT

      The Board of Directors may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an Award without his or her permission. The Board of Directors intends to amend the Incentive Plan in the future to authorize the Committee to amend previously granted options or Stock Awards to provide for accelerated vesting upon the occurrence of a change in control of the Company or the Bank (as defined in the Incentive Plan).

ADJUSTMENTS

      In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the holder. All Awards under this Incentive Plan shall be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

      Unless determined otherwise by the Committee, awards under the Incentive Plan shall not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the participant.

SHAREHOLDER APPROVAL

      The Incentive Plan complies with the regulations of the Office of Thrift Supervision ("OTS"). The OTS has not endorsed or approved the Incentive Plan. Pursuant to OTS regulations, the Incentive Plan may not be implemented prior to August 23, 1998 unless it is approved by the affirmative vote of the holders of a majority of the total votes eligible to be cast by the Company's shareholders at a duly called meeting of shareholders which may be held no earlier than six months after completion of the Conversion and Reorganization.

      The Incentive Plan provides that it shall become effective upon the earlier of: (i) the date that it is approved by a majority of votes eligible to be cast by the Company's shareholders at a duly called meting of shareholders; or (ii) August 23, 1998. Accordingly, if the Incentive Plan is not approved by a majority of the votes eligible to be cast by shareholders at the Special Meeting, the Incentive Plan and any grants thereunder shall become effective on August 23, 1998 without further shareholder approval unless it is terminated by the Board of Directors. In the absence of approval of the Incentive Plan by a majority of votes cast at the Special Meeting, the Options awarded under the Incentive Plan would not qualify as Incentive Stock Options under the Code, and the Company's qualification to have its stock traded on the Nasdaq National Market could be adversely affected.

                               NEW PLAN BENEFITS

      As of the date of this Proxy Statement, no determination had been made regarding the granting of Awards or Options under the Incentive Plan. The Company intends to retain a compensation consultant to provide advice with respect to the grants made under the Incentive Plan. However, under OTS regulations governing stock incentive plans adopted within one year of Conversion, no individual employee may receive more than 25% of the shares of any plan and non-employee directors may not receive more than 5% of any plan individually or 30% in the aggregate for all directors. Any grants made under the Incentive Plan will comply with these limitations.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE BAYONNE BANCSHARES, INC. 1998 STOCK-BASED INCENTIVE PLAN.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE BAYONNE BANCSHARES, INC. 1998 STOCK-BASED INCENTIVE PLAN.


                            ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

      Since no annual meeting of stockholders of the Company at which a proxy statement was distributed has been previously held, to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1998 Annual Meeting of Shareholders, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

NOTICE OF BUSINESS TO BE CONDUCTED AT A SPECIAL OR ANNUAL MEETING

      The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; PROVIDED, HOWEVER, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

      The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting of Shareholders. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at the Special Meeting, you are urged to return your proxy card promptly. If you are then present at the Special Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Special Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Special Meeting.


                                          By Order of the Board of Directors


                                          /s/ Thomas M. Coughlin
                                          -------------------------------
                                          Thomas M. Coughlin
                                          CORPORATE SECRETARY

Bayonne, New Jersey
February 24, 1998





          YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                    ACCOMPANYING PROXY CARD IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.

BAYONNE BANCSHARES, INC.                                        REVOCABLE PROXY

                                REVOCABLE PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF BAYONNE BANCSHARES, INC.


      The undersigned hereby acknowledges prior receipt of the Notice of Special Meeting of Shareholders ("Special Meeting") and the Proxy Statement describing the matters set forth below, and indicating the date, time and place of the Special Meeting, and hereby appoints the Board of Directors of Bayonne
Bancshares, Inc. (the "Company"), the Proxy of the undersigned, to cast all votes to which the undersigned is entitled to vote only at the Special Meeting, to be held on March 27, 1998, at 3:30 Eastern Time, and at any adjournment or adjournments thereof, on the matter referred to below in the manner specified on the reverse side hereof:

      1. FOR, AGAINST OR ABSTAIN with regard to the approval of the Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan (the "Incentive Plan").


      THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE INCENTIVE PLAN. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN OR POSTPONE THE SPECIAL MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS THAT MAY COME BEFORE THE SPECIAL MEETING.

      THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY FILING A WRITTEN REVOCATION OF THE PROXY WITH THE CORPORATE SECRETARY OF THE COMPANY, BY SUBMITTING A LATER DATED PROXY TO THE COMPANY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

        IMPORTANT:  PLEASE DATE AND SIGN THE PROXY ON THE REVERSE SIDE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

      /X/    Please vote by marking one of the following boxes as shown.
      --


1.    Approval of the Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan.


FOR   / /         AGAINST    / /          ABSTAIN    / /
      --                     --                      --




IMPORTANT: Please sign your name exactly as it appears hereon. Joint accounts need only one signature, but all account holders should sign if possible. When signing as an attorney, administrator, agent, corporation, officer, executor, trustee, guardian or similar position, please add your full title to your signature.



                                     Dated:                               , 1998
                                           -------------------------------


                                     Signature:
                                               -------------------------------


                                     Signature:
                                               -------------------------------


PLEASE RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                    APPENDIX A
                           BAYONNE BANCSHARES, INC.
                        1998 STOCK-BASED INCENTIVE PLAN


1.    DEFINITIONS.
      -----------

      (a) "Affiliate" means any "subsidiary corporation" of the Holding Company, as such term is defined in Section 424(f) of the Code.

      (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options, Limited Rights and Stock Awards.

      (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

      (d) "Bank" means First Savings Bank of New Jersey, SLA.

      (e) "Board of Directors" means the board of directors of the Holding Company.

      (f) "Change in Control" means a change in control of the Holding Company or the Bank of a nature that (i) would be required to be reported in response to
Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Sections 13 or 15(d) of the Exchange Act; (ii) results in a "change of control" or "acquisition of control" within the meaning of the regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency) found at 12 C.F.R. Part 574, as in effect on the date hereof; PROVIDED, HOWEVER, that in applying the definition of change in control as set forth under such regulations the Board of Directors shall substitute its judgment for that of the OTS; or (iii) without limitation Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Association or the Holding Company representing 20% or more of the Association's or the Holding Company's outstanding securities except for any securities of the Association purchased by the Holding Company and any securities purchased by any tax-qualified employee benefit plan of the Association; or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a nominating committee serving under the Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Holding Company or similar transaction occurs in which the Association or Holding Company is not the resulting entity; or (D) a solicitation of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Association or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Association or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Association or the Holding Company.

      (g) "Code" means the Internal Revenue Code of 1986, as amended.

      (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

      (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

      (j) "Date of Grant" means the effective date of an Award.

      (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevents the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

      (l) "Effective Date" means the earlier of the date the Plan is approved by shareholders or August 23, 1998.

      (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

      (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

      (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

            (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the last transaction price quoted for such date by The Nasdaq Stock Market;

            (ii) If the Common Stock was traded on a stock exchanquestion, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

            (iii) If neither of the foregoing provisions is applicable, then the
                  Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

      Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The
                                                --------------------------
Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

      (q) "Holding Company" means Bayonne Bancshares, Inc.

      (r)   "Incentive   Stock  Option"  means  a  stock  option  granted  to  a
Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

      (s)   "Limited Right" means an Award granted to a  Participant pursuant to
Section 8 of the Plan.

      (t) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

      (u)  "Option"  means an  Incentive  Stock  Option or  Non-Statutory  Stock
Option.

      (v) "Outside Director" means a member of the Boards of Directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

      (w) "Participant" means any person who holds an outstanding Award.

      (x) "Performance Award" means an Award granted to a Participant pursuant to Section 10 of the Plan.

      (y) "Plan" means the Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan.

      (z) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the retirement policies of the Holding Company or Affiliate, as applicable, then in effect. "Retirement" with respect to an Outside Director means the termination of service from the Board of Directors of the Holding Company and any Affiliate following written notice to the Board of Directors of such Outside Director's intention to retire.

      (aa) "Stock  Award" means an Award  granted to a  Participant  pursuant to
Section 9 of the Plan.

      (bb) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the Board of Directors or, in the case of an Employee, unless defined differently under any employment agreement with the Holding Company or an Affiliate, termination of employment, because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s).

      (cc) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Plan assets for the purposes set forth herein.

      (dd) "Trustee" means any person or entity approved by the Board of Directors to hold any of the Trust assets.

2.    ADMINISTRATION.
      --------------

      (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

      (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

      (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of the Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each

Award Agreement shall be in accordance with the Plan, but each Award Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award Agreement (i) the type of Award granted (ii) the Exercise Price of any Option, (iii) the number of shares subject to the Award; (iv) the expiration date of the Award, (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

      (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.    TYPES OF AWARDS AND RELATED RIGHTS.
      ----------------------------------

      The following Awards may be granted under the Plan:

      (a)   Non-Statutory Stock Options.
      (b)   Incentive Stock Options.
      (c)   Limited Rights.
      (d)   Stock Awards.

4.    STOCK SUBJECT TO THE PLAN.
      -------------------------

      Subject to adjustment as provided in Section 15 of the Plan, the maximum number of shares reserved for Awards under the Plan is 681,687, which number shall not exceed 7.53% of the outstanding shares of the Common Stock determined immediately as of the Effective Date. Subject to adjustment as provided in
Section 15 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 486,919, which number shall not exceed 5.38% of the outstanding shares of Common Stock as of the Effective Date. The maximum number of the shares reserved for Stock Awards is 194,768, which number shall not exceed 2.15% of the outstanding shares of Common Stock as of the Effective Date. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trust or the Bank, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire, or are forfeited without having vested or without having been exercised (in the case of Limited Rights, exercised for cash), new Awards may be made with respect to these shares.

5.    ELIGIBILITY.
      -----------

      Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company of an Affiliate.

6.    NON-STATUTORY STOCK OPTIONS.
      ---------------------------

      The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

      (a) Exercise  Price.  The Committee  shall determine the Exercise Price of
          ---------------
each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

      (b) Terms of  Non-statutory  Stock Options.  The Committee shall determine
          --------------------------------------
the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, becomes exercisable.

      (c)  Non-Transferability.  Unless otherwise determined by the Committee in
           -------------------
accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

      (d)  Termination  of Employment  or Service  (General).  Unless  otherwise
           -------------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

      (e) Termination of Employment or Service  (Retirement).  In the event of a
          --------------------------------------------------
Participant's Retirement, the Participant's may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement; PROVIDED, HOWEVER, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all Non- Statutory Stock
Options that were not exercisable by the Participant as of such date shall continue to become exercisable in accordance with the terms of the Award Agreement if the Participant is immediately engaged by the

Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director or advisory director.

      (f)  Termination of Employment or Service  (Disability  or death).  Unless
           ------------------------------------------------------------
otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

      (g)  Termination  of  Employment  or Service  (Change in Control).  Unless
           ------------------------------------------------------------
otherwise determined by the Committee, in the event of the termination of a Participant's employment or service due to a Change in Control, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of one (1) year following the date of such termination.

      (h) Termination of Employment or Service  (Termination for Cause).  Unless
          -------------------------------------------------------------
otherwise  determined  by  the  Committee,  in  the  event  of  a  Participant's
Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

      (i)  Payment.  Payment  due  to  a  Participant  upon  the  exercise  of a
           -------
Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

      (j) Maximum Individual Award.  No individual  Employee shall be granted an
          -------------------------
amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60 month period.

7.    INCENTIVE STOCK OPTIONS.
      -----------------------

      The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

      (a)   Exercise Price.  The Committee shall determine the Exercise Price of
            --------------
each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; PROVIDED, HOWEVER, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

      (b) Amounts of Incentive  Stock Options.  To the extent the aggregate Fair
          -----------------------------------
Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

      (c) Terms of Incentive  Stock Options.  The Committee  shall determine the
          ---------------------------------
term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; PROVIDED, HOWEVER, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

      (d)  Non-Transferability.  No Incentive Stock Option shall be transferable
           -------------------
except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

      (e) Termination of Employment  (General).  Unless otherwise  determined by
          ------------------------------------
the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

      (f)   Termination   of  Employment   (Retirement).   In  the  event  of  a
            -------------------------------------------
Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement; PROVIDED HOWEVER, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all Incentive Stock Options that were not otherwise exercisable by the Participant as of such date shall continue to become exercisable in accordance with the terms of the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director or advisory director. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Options to the extent the Participant exercises such Option more than three (3) months following the Date of the Participant's Retirement.

      (g)  Termination  of Employment  (Disability or Death).  Unless  otherwise
           -------------------------------------------------
determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

      (h)  Termination  of  Employment  (Change in  Control).  Unless  otherwise
           -------------------------------------------------
determined by the Committee, in the event of the termination of a Participant's employment or service due to a Change in Control, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

      (i) Termination of Employment  (Termination  for Cause).  Unless otherwise
          ---------------------------------------------------
determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

      (j)  Payment.  Payment  due  to a  Participant  upon  the  exercise  of an
           -------
Incentive Stock Option shall be made in the form of shares of Common Stock.

      (k) Maximum Individual Award.  No individual  Employee shall be granted an
          -------------------------
amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60 month period.

      (l)  Disqualifying  Dispositions.  Each Award Agreement with respect to an
           ---------------------------
Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code
(relating to certain disqualifying dispositions), within 10 days of such disposition. As of the Effective Date of this Plan, a disqualifying disposition means any disposition of the shares of Common Stock within two years from the date of the grant of the Incentive Stock Option to which such shares relate or within one year of the date such shares are transferred to the Participant pursuant to his exercise of the Incentive Stock Option.

8.     LIMITED RIGHTS.
       --------------

      Simultaneously with the grant of any Option, the Committee may grant a Limited Right with respect to all or some of the shares of Common Stock covered by such Option, subject to the following terms and conditions:

      (a) Terms of Rights.  In no event shall a Limited Right be  exercisable in
          ---------------
whole or in part before the expiration of six (6) months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control. The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option. Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable and shall be terminated. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

      (b) Payment.  Upon exercise of a Limited Right,  the holder shall promptly
          -------
receive from the Holding Company or an Affiliate an amount of cash equal to the difference between the Exercise Price of the underlying Option and the Fair Market Value of the Common Stock subject to such Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

9.     STOCK AWARDS.
       ------------

      The Committee may grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

      (a)  Grants of the Stock  Awards.  Stock  Awards may only be made in whole
           ---------------------------
shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

      (b) Terms of the Stock Awards.  The Committee shall determine the dates on
          -------------------------
which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

      (c)  Termination  of Employment  or Service  (General).  Unless  otherwise
           -------------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

      (d) Termination of Employment or Service  (Retirement).  In the event of a
          --------------------------------------------------
Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; PROVIDED HOWEVER, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director or advisory director.

      (e)  Termination of Employment or Service  (Disability  or death).  Unless
           ------------------------------------------------------------
otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

      (f)  Termination  of  Employment  or Service  (Change in Control).  Unless
           ------------------------------------------------------------
otherwise determined by the Committee, in the event of a termination of the Participant's service due to a Change in Control any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

      (g) Termination of Employment or Service  (Termination for Cause).  Unless
          -------------------------------------------------------------
otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

      (h) Maximum  Individual Award.  No individual Employee shall be granted an
          -------------------------
amount of Stock Awards which exceeds 25% of all Options eligible to be granted under the Plan within any 60 month period.

      (i)  Issuance  of  Certificates.   Unless  otherwise  held  in  Trust  and
           --------------------------
registered in the name of the Trustee, (i) reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares.
Each such stock certificate shall bear the following legend:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and Bayonne Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Bayonne Bancorp, Inc. located at 568 Broadway, Bayonne, NJ 07002.

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 9(h), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

      (j)  Non-Transferability.  Except to the extent permitted by the Code, the
           -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

            (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

            (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

            (iii) If a recipient  of a Stock Award is subject to the  provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six
                  (6) months following the date of grant of the Stock Award.

      (k) Accrual of Dividends. To the extent Stock Awards are held in Trust and
          --------------------
registered in the name of the Trustee, whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

      (l) Voting of Stock  Awards.  After a Stock Award has been granted but for
          -----------------------
which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

      (m) Payment.  Payment due to a Participant  upon the redemption of a Stock
          -------
Award shall be made in the form of shares of Common Stock.

10.   PERFORMANCE AWARDS.
      ------------------

      (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate of the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

      (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

      (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

      (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

      (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

      (f) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

11.   DEFERRED PAYMENTS.
      -----------------

      The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

12.    METHOD OF EXERCISE OF OPTIONS.
       -----------------------------

      Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms, including, without limitation, payment by delivery of cash, Common Stock or other consideration
(including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

13.   RIGHTS OF PARTICIPANTS.
      ----------------------

      No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

14.   DESIGNATION OF BENEFICIARY.
      --------------------------

      A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

15.   DILUTION AND OTHER ADJUSTMENTS.
      ------------------------------

      In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

      (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

      (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

      (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company. Notwithstanding the above, in the event of an extraordinary capital distribution, any adjustment under this Section 15 shall be subject to required approval by the Office of Thrift Supervision.

16.   TAX WITHHOLDING.
      ---------------

      (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing PROVIDED, HOWEVER, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

      (b) If any disqualifying disposition described in Section 7(k) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 17 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

17.   NOTIFICATION UNDER SECTION 83(b).
      --------------------------------

      The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code (i.e., an election to include in such Participant's gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of
Section 83(b) of the Code.

18.   AMENDMENT OF THE PLAN AND AWARDS.
      --------------------------------

      (a) Except as provided in paragraph (c) of this Section 18, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

      (b) Except as provided in paragraph (c) of this Section 18, the Committee may amend any Award Agreement, prospectively or retroactively; PROVIDED, HOWEVER, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

      (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

            (i) Allowing any Option to be granted with an exercise below the Fair Market Value of the Common Stock on the Date of Grant.

            (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

19.   EFFECTIVE DATE OF PLAN.
      ----------------------

      The Plan shall become effective upon approval by the Holding Company's shareholders in accordance with OTS and Internal Revenue Service ("IRS") regulations or August 23, 1998, whichever is earlier. The failure to obtain shareholder ratification for such purposes will not effect the validity of the Plan and any Awards made under the Plan; PROVIDED, HOWEVER, that if the Plan is not ratified by stockholders in accordance with IRS regulations, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non- Statutory Stock Options and any Award intended to comply with Section 162(m) of the Code shall not comply with Section 162(m) of the Code.

20.   TERMINATION OF THE PLAN.
      -----------------------

      The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

21.   APPLICABLE LAW.
      --------------

      The Plan will be administered in accordance with the laws of the state of New Jersey and applicable federal law.

22.   COMPLIANCE WITH OTS CONVERSION REGULATIONS.
      ------------------------------------------

        Notwithstanding any other provision contained in this Plan:

      (e) no Award under the Plan shall be made which would be prohibited by 12 CFRss.563b.3(g)(4).

      (f) unless the Plan is approved by a majority vote of the outstanding shares of the total votes eligible to be cast at a duty called meeting of stockholders to consider the Plan, as required by 12 CFR ss.563b.3(g)(4)(vii), the Plan shall not become effective or implemented prior to one year from the date of the Bank's reorganization;

      (g) no Award granted prior to one year from the date of the Bank's reorganization shall become vested or exercisable at a rate in excess of 20% per year of the total number of Stock Awards or Options (whichever may be the case) granted to such Participant, provided, that Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of service due to death or Disability;

      (d) no Award granted to any individual Employee prior to one year from the date of the Bank's reorganization may exceed 25% of the total amount of Awards which may be granted under the Plan;

      (e) no Award granted to any individual Outside Director prior to one year from the date of the Bank's reorganization may exceed 5% of the total amount of Awards which may be granted under the Plan; and

      (f) the aggregate amount of Awards granted to all Outside Directors prior to one year from the date of the Bank's reorganization may not exceed 30% of the total amount of Awards which may be granted under the Plan.